SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 18, 2025, the Registrant completed the transactions contemplated by the Agreement of Purchase and Sale effective August 14, 2025 (the “Original Agreement”) by and among the Registrant, Southern Pine Plantations of Georgia, Inc., a Georgia corporation (“Buyer”) and Adams, Hemingway, Wilson and Rutledge, LLC, as escrow agent, as amended by the Amendment to Agreement of Purchase and Sale effective October 10, 2025 by and between the Registrant and the Buyer, the Second Amendment to Agreement of Purchase and Sale effective October 28, 2025 by and between the Registrant and the Buyer, and the Third Amendment to Agreement of Purchase and Sale effective November 13, 2025 by and between the Registrant and the Buyer. The Original Agreement, as amended, is referred to in this report as the “Agreement”.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference.

On November 18, 2025, pursuant to the Agreement, the Registrant completed the sale to the Buyer of approximately 6,548 acres of land wholly-owned by the Registrant in Allen, Beauregard, Calcasieu, Cameron, Jefferson Davis, Natchitoches, Rapides and Sabine Parishes of the State of Louisiana (the “Transaction”). The purchase price, as adjusted pursuant to the terms of the Agreement, was $8,618,021.70, and was paid in cash.

Pursuant to the terms of the Agreement, the parties excluded from the Transaction certain portions of the Property (as defined in the Agreement) and the original purchase price was reduced by $1,316.05 per acre excluded, as provided in the Agreement.

The description of the Transaction and the Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Original Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on August 15, 2025, and the amendments to the Original Agreement filed as Exhibits 10.2, 10.3 and 10.4 with this report. The Agreement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1
Agreement of Purchase and Sale dated August 14, 2025 by and among the Registrant, Southern Pine Plantations of Georgia, Inc. and Adams, Hemingway, Wilson and Rutledge, LLC, as escrow agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on August 15, 2025).

10.2*	Amendment to Agreement of Purchase and Sale effective October 10, 2025 by and between the Registrant and Southern Pine Plantations of Georgia, Inc.
10.3*	Second Amendment to Agreement of Purchase and Sale effective October 28, 2025 by and between the Registrant and Southern Pine Plantations of Georgia, Inc.
10.4*	Third Amendment to Agreement of Purchase and Sale effective November 13, 2025 by and between the Registrant and Southern Pine Plantations of Georgia, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: November 19, 2025	By:	/s/ W. Gray Stream
W. Gray Stream President